UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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Graf Industrial Corp.

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED MARCH 16, 2020

GRAF INDUSTRIAL CORP.
118 Vintage Park, Blvd, Suite W-222

Houston, Texas 77070

PROXY STATEMENT FOR SPECIAL MEETING
IN LIEU OF THE 2020 ANNUAL MEETING OF STOCKHOLDERS OF
GRAF INDUSTRIAL CORP.

Dear Stockholders of Graf Industrial Corp.:

You are cordially invited to attend the special meeting in lieu of the 2020 annual meeting (the “special meeting”) of stockholders of Graf Industrial Corp. (“Company,” “we,” “us” or “our”) to be held at 10:00 a.m., local time, on Thursday, April 16, 2020 at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166.

At the special meeting, you will be asked to consider and vote upon the following proposals to:

(a)	amend (the “Extension Amendment”) the Company’s second amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “business combination”) from April 18, 2020 to July 31, 2020 (the “Extension,” and such date, the “Extended Date”) (“the Extension Amendment Proposal”);

(b)	elect Julie J. Levenson and Sabrina McKee to serve as Class I directors on the Company’s board of directors (the “Board”) until the 2023 meeting of stockholders or until their successors are elected and qualified (the “Director Election Proposal”); and

(c)	approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal (the “Adjournment Proposal”).

Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination. The charter provides that the Company has 18 months after the closing of the Company’s initial public offering (the “IPO”), or until April 18, 2020, to complete a business combination. Our Board believes that there will not be sufficient time before April 18, 2020 to complete a business combination. The purpose of the Extension Amendment is to allow the Company more time to complete an initial business combination, which our Board believes is in the best interests of the Company’s stockholders. If the Extension Amendment is approved, we will hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of a proposed business combination.

In connection with the Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “trust account”), including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding shares of the Company’s common stock, par value $0.0001 per share (“common stock”) included as part of the units (the “units”) sold in the IPO (the “public shares”), regardless of how such public stockholders vote on the Extension Amendment. If the Extension Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares upon consummation of the initial business combination when it is submitted to the stockholders, subject to any limitations set forth in our charter, as amended. In addition, public stockholders will be entitled to have their shares redeemed for cash if the Company seeks shareholder approval of an initial business combination prior to the Extended Date or if the Company has not completed a business combination by the Extended Date.

Based upon the amount held in the trust account as of December 31, 2019, which was $248,988,147, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $10.21 at the time of the special meeting. The closing price of the Company’s common stock on March 13, 2020, the most recent closing price, was $10.16. The Company cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Pursuant to the charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)	(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)	prior to 5:00 p.m., Eastern Time, on April 14, 2020, (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent (the “transfer agent”), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by April 18, 2020, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our business combination by April 18, 2020.

Approval of the Extension Amendment Proposal requires the affirmative vote of 65% of the outstanding shares of common stock entitled to vote thereon at the special meeting.

The election of the director nominees pursuant to the Director Election Proposal requires the affirmative vote of the holders of a plurality of the shares of common stock cast by the Company’s stockholders present in person or by proxy at the special meeting and entitled to vote thereon.

Approval of the Adjournment Proposal requires the affirmative vote for the proposal by the holders of a majority of the shares of common stock who, being present and entitled to vote at the special meeting, vote at the special meeting.

Our Board has fixed the close of business on March 19, 2020 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

You are not being asked to vote on an initial business combination at this time. If you are a public stockholder, you will have the right to vote on an initial business combination (and to exercise your redemption rights, if you so choose) when it is submitted to stockholders for approval.

After careful consideration of all relevant factors, our Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” each of the director nominees and “FOR” each of the Extension Amendment Proposal and the Adjournment Proposal.

All of our stockholders are cordially invited to attend the special meeting in person. To ensure your representation at the special meeting, however, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible. If you are a stockholder of record holding shares of common stock, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the special meeting and vote in person, obtain a proxy from your broker or bank. A stockholder’s failure to vote by proxy or to vote in person at the special meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” the Extension Amendment Proposal but will have no effect on the outcome of the Director Election Proposal or the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have the effect of a vote “AGAINST” the Extension Amendment Proposal but will have no effect on the outcome of the Director Election Proposal or the Adjournment Proposal.

Your vote is important regardless of the number of shares you own. Whether you plan to attend the special meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided.

If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that your shares are represented and voted at the special meeting.

On behalf of our board of directors, we would like to thank you for your support of Graf Industrial Corp.

March [__],2020	By Order of the Board of Directors

Michael Dee
President, Chief Financial Officer and Director

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted in favor of each of the proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD SHARES OF COMMON STOCK THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. ON APRIL 14, 2020, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, AND (3) DELIVER YOUR SHARES OF COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

This proxy statement is dated March [__], 2020 and is first being mailed to our stockholders on or about March [__], 2020.

GRAF INDUSTRIAL CORP.
118 Vintage Park, Blvd, Suite W-222

Houston, Texas 77070

NOTICE OF SPECIAL MEETING
IN LIEU OF THE 2020 ANNUAL MEETING OF STOCKHOLDERS OF
GRAF INDUSTRIAL CORP.

Dear Stockholders of Graf Industrial Corp:

NOTICE IS HEREBY GIVEN that a special meeting in lieu of the 2020 annual meeting (the “special meeting”) of stockholders of Graf Industrial Corp. (the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held at 10:00 a.m., local time, on Thursday, April 16, 2020 at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166. You are cordially invited to attend the meeting.

At the special meeting, you will be asked to consider and vote on proposals to:

(a)	Proposal No. 1 — The Extension Amendment Proposal — amend (the “Extension Amendment”) the Company’s second amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “business combination”), from April 18, 2020 to July 31, 2020 (the “Extension,” and such date, the “Extended Date”) (we refer to this proposal as the “Extension Amendment Proposal”);

(b)	Proposal No. 2 — The Director Election Proposal — elect Julie J. Levenson and Sabrina McKee to serve as Class I directors on the Company’s board of directors (the “Board”) until the 2023 meeting of stockholders or until their successors are elected and qualified (the “Director Election Proposal”); and

(c)	Proposal No. 3 — The Adjournment Proposal — approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal (we refer to this proposal as the “Adjournment Proposal”).

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination.

Approval of the Extension Amendment is a condition to the implementation of the Extension. In addition, we will not proceed with the Extension if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Approval of the Extension Amendment Proposal requires the affirmative vote of 65% of the outstanding shares of common stock entitled to vote thereon at the special meeting. The election of the director nominees pursuant to the Director Election Proposal requires the affirmative vote of the holders of a plurality of the shares of common stock cast by the Company’s stockholders present in person or by proxy at the special meeting and entitled to vote thereon. Approval of the Adjournment Proposal requires the affirmative vote for the proposal by the holders of a majority of the shares of common stock who, being present and entitled to vote at the special meeting, vote at the special meeting.

In connection with the Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “trust account”), including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding shares of the Company’s common stock, par value $0.0001 per share (“common stock”) included as part of the units (the “units”) sold in the IPO (the “public shares”), regardless of how such public stockholders vote on the Extension Amendment. If the Extension Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares upon consummation of the initial business combination when it is submitted to the stockholders for approval, subject to any limitations set forth in our charter, as amended. In addition, public stockholders will be entitled to have their shares redeemed for cash if the Company seeks shareholder approval of an initial business combination prior to the Extended Date or if the Company has not completed a business combination by the Extended Date.

Pursuant to the charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)	(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)	prior to 5:00 p.m., Eastern Time, on April 14, 2020, (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent (the “transfer agent”), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by April 18, 2020, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.

The Company’s sponsor is Graf Acquisition LLC (the “Sponsor”). The Sponsor and the Company’s officers and directors have entered into a letter agreement with the Company, pursuant to which they agreed to waive their rights to participate in any liquidation distribution with respect to the shares of common stock initially purchased by our Sponsor in a private placement prior to the IPO (the “founder shares”) held by them. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by April 18, 2020.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if and to the extent any claims by any third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, except if such third party or prospective target business has executed a waiver of any and all rights to the monies held in the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. There is no assurance that the Sponsor will be able to satisfy its obligations. The per-share liquidation price for the public shares is anticipated to be approximately $10.21 (based on the amount held in the trust account as of December 31, 2019). Nevertheless, the Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than $10.21, plus interest, due to unforeseen claims of potential creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Extension Amendment Proposal is approved, the approval of the Extension Amendment will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment is approved.

The withdrawal of the Withdrawal Amount will reduce the amount held in the trust account, and the amount remaining in the trust account may be only a small fraction of the $248,988,147 that was in the trust account as of December 31, 2019. In such event, the Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The record date for the special meeting is March 19, 2020. Record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were [__] outstanding shares of the Company’s common stock including [__] outstanding public shares. The Company’s warrants do not have voting rights in connection with the proposals.

Your attention is directed to the proxy statement accompanying this notice for a more complete description of each of the proposals. We urge you to read the accompanying proxy statement carefully. If you have any questions or need assistance voting your shares of the Company’s common stock, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing GRAF.info@investor.morrowsodali.com.

March [_], 2020	By Order of the Board of Directors

Michael Dee
President, Chief Financial Officer and Director

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on April 16, 2020: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/grafindustrialcorp/sm2020.

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FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are forward-looking statements. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, for example, statements about:

•	our ability to complete our initial business combination;

•	our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination, as a result of which they would then receive expense reimbursements;

•	our potential ability to obtain additional financing, if needed, to complete our initial business combination;

•	our pool of prospective target businesses;

•	the ability of our officers and directors to generate a number of potential investment opportunities;

•	our public securities’ potential liquidity and trading;

•	the use of proceeds not held in the trust account (as described herein) or available to us from interest income on the trust account balance; or

•	our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward- looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

The Company is a blank check company formed in 2018 for the purpose of consummating a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In October 2018, the Company consummated its IPO from which it derived gross proceeds of $243,765,120. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of public shares if there is no qualifying business combination consummated on or before a certain date (in our case, April 18, 2020). Our Board believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Date in order to allow the Company more time to complete an initial business combination and is submitting these proposals to the stockholders to vote upon.

What is being voted on?

You are being asked to vote on the following proposals:

1.	to amend our charter to extend the date by which the Company has to consummate a business combination from April 18, 2020 to July 31, 2020;

2.	elect Julie J. Levenson and Sabrina McKee to serve as Class I directors on the Company’s Board until the 2023 meeting of stockholders or until their successors are elected and qualified; and

3.	to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Why is the Company proposing the Extension Amendment Proposal?

The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination. The charter provides that the Company has 18 months after the closing of the Company’s IPO, or until April 18, 2020, to complete a business combination. Our Board believes that there will not be sufficient time before April 18, 2020 to complete a business combination. The purpose of the Extension Amendment is to allow the Company more time to complete an initial business combination, which our Board believes is in the best interests of the Company’s stockholders. If the Extension Amendment is approved, we will hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of a proposed business combination.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on an initial business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Why should I vote for the Extension Amendment?

Our Board believes stockholders will benefit from the Company consummating an initial business combination and is proposing the Extension Amendment to extend the date by which the Company has to complete a business combination until the Extended Date. The Extension would give the Company the opportunity to complete a business combination.

The charter provides that if the Company’s stockholders approve an amendment to the charter (i) to modify the substance or timing of its obligation to redeem 100% of the public shares if it does not complete an initial business combination by April 18, 2020 or (ii) with respect to any other provision relating to stockholders’ rights or pre-business combination activity, the Company will provide its public stockholders with the opportunity to redeem their public shares upon such approval, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, circumstances warrant providing those who believe they might find the potential business combination to be an attractive investment with an opportunity to consider such a transaction.

Whether a holder of public shares votes in favor of or against the Extension Amendment, if such amendment is approved, the holder may, but is not required to, redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding public shares. We will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Liquidation of the trust account is a fundamental obligation of the Company to the public stockholders and the Company is not proposing and will not propose to change that obligation to the public stockholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with an initial business combination. Assuming the Extension Amendment is approved, the Company will have until the Extended Date to complete a business combination.

Our Board recommends that you vote in favor of the Extension Amendment, but expresses no opinion as to whether you should redeem your public shares.

How do the Company insiders intend to vote their shares?

All of the Company’s directors, officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of each of the proposals.

The Sponsor and the Company’s directors and officers agreed not to redeem the founder shares held by them. On the record date, the Sponsor, directors and officers beneficially owned and were entitled to vote an aggregate of 6,144,146 shares of common stock (including 6,094,128 founder shares), which represent 20.2% of the Company’s issued and outstanding common stock.

The Sponsor and the Company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal. None of the Company’s Sponsor, directors, officers, advisors or their affiliates may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

What vote is required to adopt the Extension Amendment?

Approval of the Extension Amendment Proposal requires the affirmative vote of 65% of the outstanding shares of common stock entitled to vote thereon at the special meeting.

What vote is required to elect the directors?

The election of the director nominees pursuant to the Director Election Proposal requires the affirmative vote of the holders of a plurality of the shares of common stock cast by the Company’s stockholders present in person or by proxy at the special meeting and entitled to vote thereon. This means that a director nominee will be elected if such director receives more affirmative votes than any other nominee for the same position.

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal requires the affirmative vote for the proposal by the holders of a majority of the shares of common stock who, being present and entitled to vote at the special meeting, vote at the special meeting.

What if I don’t want to vote for the Extension Amendment Proposal?

If you do not want the Extension Amendment to be approved, you must abstain, not vote, or vote against the proposal.

Will you seek any further extensions to liquidate the trust account?

Other than the extension until the Extended Date as described in this proxy statement, we do not anticipate seeking any further extension to consummate a business combination.

What happens if the Extension Amendment is not approved?

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by April 18, 2020, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The Sponsor and the Company’s officers and directors waived their rights to participate in any liquidation distribution with respect to any shares of common stock held by them. In addition, there will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by April 18, 2020. The Company will pay the costs of liquidation from its remaining assets outside of the trust account.

If the Extension Amendment Proposal is approved, what happens next?

The Company is continuing its efforts to complete its initial business combination, which will involve:

•	negotiating, executing and announcing the entry into a definitive agreement;

•	completing, filing and distributing proxy materials, tender offer documents and/or a registration statement, as may be applicable;

•	holding a special meeting to consider and approve the proposed business combination, if applicable.

The Company is seeking approval of the Extension Amendment because the Company will not be able to complete all of the tasks listed above prior to April 18, 2020. If the Extension Amendment is approved, the Company expects to seek stockholder approval of an initial business combination. If stockholders approve an initial business combination, the Company expects to consummate such business combination as soon as possible following stockholder approval.

Upon approval by 65% of the common stock outstanding as of the record date of the Extension Amendment Proposal, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form attached as Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, common stock and public warrants (as defined below) will remain publicly traded.

If the Extension Agreement Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the trust account and increase the percentage interest of the Company’s common stock held by our Sponsor and the Company’s directors and officers through the founder shares. We will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved, the Company’s Sponsor will continue to receive payments from the Company of up to $5,000 per month for the provision of office space, utilities and secretarial and administrative support as may be reasonably required by the Company until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation pursuant to the terms of the Administrative Support Agreement entered into between the Company and the Sponsor on October 15, 2018 (the “Administrative Support Agreement”).

Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed business combination?

Yes. Assuming you are a stockholder as of the record date for voting on a proposed business combination, you will be able to vote on a proposed business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to redeem your public shares upon consummation of such business combination, subject to any limitations set forth in our charter.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s Secretary prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 118 Vintage Park Blvd., Suite W-222, Houston Texas, 77070, Attn: Secretary.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals.

A stockholder’s failure to vote by proxy or to vote in person at the special meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” the Extension Amendment Proposal but will have no effect on the outcome of the Director Election Proposal or the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have the effect of a vote “AGAINST” the Extension Amendment Proposal but will have no effect on the outcome of the Director Election Proposal or the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Broker non-votes will be treated as a vote against the Extension Amendment Proposal and will have no effect on the Adjournment Proposal.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the votes that could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting are represented in person or by proxy at the meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions (but not broker non-votes) will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the special meeting may adjourn the special meeting to another date.

Who can vote at the special meeting?

Only holders of record of the Company’s common stock at the close of business on March 19, 2020 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On this record date, [___] shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its stockholders. The Board recommends that the Company’s stockholders vote “FOR” each of the director nominees and “FOR” each of the Extension Amendment Proposal and the Adjournment Proposal.

What interests do the Company’s directors and officers have in the approval of the proposals?

The Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares and warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment Proposal — Interests of the Company’s Directors and Officers”

What if I object to the Extension Amendment? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with the Extension Amendment under the DGCL.

What happens to the Company’s warrants if the Extension Amendment is not approved?

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by April 18, 2020, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate a business combination until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How do I vote?

If you are a holder of record of Company common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of Company common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my shares of common stock?

Pursuant to the charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)	(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)	prior to 5:00 p.m., Eastern Time, on April 14, 2020, (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent (the “transfer agent”), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Amendment Proposal.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the annual meeting. The Company has agreed to pay Morrow a fee of $22,500. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Graf Industrial Corp.

117 Vintage Park Blvd., Suite W-222

Houston, Texas 77070

Attn: James A. Graf and Michael Dee

Email: james@grafacq.com

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: GRAF.info@investor.morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your public shares (either physically or electronically) to the transfer agent at the address below prior to 5:00 p.m., Eastern Time, on April 14, 2020. If you have questions regarding the certification of your position or delivery of your stock, please contact:

Mark Zimkind

Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
E-mail: mzimkind@continentalstock.com

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The special meeting will be held at 10:00 a.m., local time, on Thursday, April 16, 2020 at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166.

At the special meeting, stockholders are being asked to consider and vote on proposals to:

(a)	Proposal No. 1 — The Extension Amendment Proposal — amend the charter to extend the date by which the Company has to consummate a business combination from April 18, 2020 to July 31, 2020;

(b)	Proposal No. 2 — The Director Election Proposal — elect Julie J. Levenson and Sabrina McKee to serve as Class I directors on the Company’s Board until the 2023 meeting of stockholders or until their successors are elected and qualified; and

(c)	Proposal No. 3 — The Adjournment Proposal — approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned Company common stock at the close of business on March 19, 2020, the record date for the special meeting. You will have one vote per proposal for each share of common stock you owned at that time. The Company’s warrants do not carry voting rights.

At the close of business on the record date, there were [__] outstanding shares of Company common stock entitled to vote, of which [__] were founder shares and [__] were public shares.

Votes Required

Approval of the Extension Amendment Proposal requires the affirmative vote of 65% of the outstanding shares of common stock entitled to vote thereon at the special meeting. The election of the director nominees pursuant to the Director Election Proposal requires the affirmative vote of the holders of a plurality of the shares of common stock cast by the Company’s stockholders present in person or by proxy at the special meeting and entitled to vote thereon. Approval of the Adjournment Proposal requires the affirmative vote for the proposal by the holders of a majority of the shares of common stock who, being present and entitled to vote at the special meeting, vote at the special meeting.

A stockholder’s failure to vote by proxy or to vote in person at the special meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” the Extension Amendment Proposal but will have no effect on the outcome of the Director Election Proposal or the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have the effect of a vote “AGAINST” the Extension Amendment Proposal but will have no effect on the outcome of the Director Election Proposal or the Adjournment Proposal.

If you do not want a proposal to be approved, you must abstain, not vote, or vote against the proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Voting

You can vote your shares at the special meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the special meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate each of James A. Graf and Michael Dee to act as your proxy at the special meeting. One of them will then vote your shares at the special meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjoumment(s) of the special meeting.

Alternatively, you can vote your shares in person by attending the special meeting. You will be given a ballot at the special meeting.

A special note for those who plan to attend the special meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the special meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the special meeting in the manner you direct. You may vote for or withhold your vote for the nominee or proposal or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the director nominees and “FOR” each of the Extension Amendment and the Adjournment Proposal and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow, at (800) 662-5200 or by sending a letter to 470 West Avenue, Stamford, CT 06902.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the special meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked by filing with the Secretary at Graf Industrial Corp., 118 Vintage Park Blvd., Suite W-222, Houston, Texas 77070, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the special meeting and voting in person.

Simply attending the special meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of common stock, their proxy holders and guests we may invite may attend the special meeting. If you wish to attend the special meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the special meeting. For example, you may bring an account statement showing that you beneficially owned shares of the Company as of the record date as acceptable proof of ownership. In addition, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to stockholders at the special meeting. The Company has agreed to pay Morrow a fee of $22,500. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow at:

Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)

Email: GRAF.info@investor.morrowsodali.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the special meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, we expect that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 118 Vintage Park Blvd., Suite W-222, Houston Texas 77070.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

Our officers and directors are as follows:

NAME	AGE	POSITION
James A. Graf	55	Chief Executive Officer
Michael Dee	63	President, Chief Financial Officer and Director
Keith W. Abell	62	Director
Julie J. Levenson	57	Director
Sabrina McKee	52	Director
Kevin Starke	51	Director

James A. Graf, 55, has been our chief executive officer since our inception in June 2018 and was a member of our board of directors from June 2018 to October 2019. Mr. Graf was a director of Platinum Eagle Acquisition Corp., from January 2018 to March 2019. Mr. Graf served as the vice president, chief financial officer and treasurer of Double Eagle Acquisition Corp. from its inception in June 2015 through its business combination with Williams Scotsman, Inc. in November 2017. He served as vice president, chief financial officer, treasurer and secretary of Silver Eagle Acquisition Corp. from its inception in April 2013 through Silver Eagle’s business combination with Videocon d2h Limited (“VDTH”), and he served as vice president, chief financial officer, treasurer and secretary of Global Eagle Acquisition Corp. (“GEE”) from its inception in February 2011 to its business combination with Row 44, Inc. and Advanced Inflight Alliance AG in January 2013. He was vice chairman of Global Entertainment AG, the German entity holding GEE’s equity in AIA from 2013 to 2014 and special advisor to GEE in 2013. He served as a special advisor to VDTH from 2015 to 2016. From 2008 to 2011 Mr. Graf served as a managing director of TC Capital Ltd., an investment bank, in Singapore. From 2007 to 2008, Mr. Graf was engaged as a consultant to provide financial advisory services to Metro-Goldwyn-Mayer, Inc. In 2001, Mr. Graf founded and became chief executive officer of Praedea Solutions Inc. (“Praedea”), an enterprise software company with operations in the United States, Malaysia and Ukraine. The assets of Praedea were sold in 2006 to Mergent Inc, a wholly-owned subsidiary of Xinhua Finance Ltd., and renamed Mergent Data Technology, Inc., where Mr. Graf continued to serve as chief executive officer from 2006 to 2007. Praedea was renamed PSI Capital Inc. (“PSIC"), and currently serves as an investment holding company for Mr. Graf. Mr. Graf continues to be chief executive officer of PSIC. Prior to founding Praedea, Mr. Graf was a managing director at Merrill Lynch, in Singapore from 1998 to 2000 and a consultant to Merrill Lynch in 2001. From 1996 to 1998, Mr. Graf served as a director and then managing director and president of Deutsche Bank’s investment banking entity in Hong Kong, Deutsche Morgan Grenfell (Hong Kong) Ltd. From 1993 to 1996, he was a vice president at Smith Barney in Hong Kong and Los Angeles. From 1987 to 1993, Mr. Graf was an analyst and then associate at Morgan Stanley in New York, Los Angeles, Hong Kong and Singapore. Mr. Graf received a Bachelor of Arts degree from the University of Chicago in 1987.

Michael Dee, 63, has been our President and Chief Financial Officer since September 2018 and is a member of our board of directors. Mr. Dee was a Senior Advisor to the President for Finance of the Asian Infrastructure Investment Bank in Beijing from January to July 2016 and also served as a member of its Investment Committee. From 2010 to 2015, Mr. Dee managed various private investments, including providing advice to SeaOne Maritime Corp., a startup focused on the monetization of natural gas and gas liquids and based in Texas. Mr. Dee was Senior Managing Director — International of Temasek Holdings Private Limited, Singapore’s sovereign investment company, from 2008 to 2010 and also served as a senior member of its Management Committee and Investment Committee. Prior to joining Temasek, Mr. Dee worked at Morgan Stanley from 1981 to 2007 in a variety of senior positions in its capital markets, mergers and acquisitions and firm management divisions, including acting as Regional Chief Executive Officer for Southeast Asia and as Head of Morgan Stanley’s Houston office. Mr. Dee served as the regional chairman of the Houston branch of Teach For America, Inc. and as a director of the Greater Houston Partnership. He was also appointed Singapore’s Honorary Consul General in Houston. Mr. Dee received a Bachelor of Science degree in Economics from the Wharton School of the University of Pennsylvania in 1981.

Mr. Dee’s qualifications to serve on our board of directors include his extensive experience in public markets, corporate finance, private equity and mergers and acquisitions.

Keith W. Abell, 62, is a member of our board of directors. Mr. Abell has been a member of the board of directors of FGL Holdings, formerly known as CF Corporation, since May 2017. Mr. Abell is the co-founder of Sungate Properties, LLC, a real estate investment company, which he co-founded in 2009 after managing private investments during 2007 and 2008. From 1994 to 2007, Mr. Abell was a co-founder of, and served in a variety of senior management roles at, GSC Group (and its predecessor, Greenwich Street Capital Partners, L.P.), an alternative asset manager. From 1990 to 1994, Mr. Abell was a managing director at Blackstone where he, among other things, founded the firm’s first Hong Kong office. From 1986 to 1990, Mr. Abell was a vice president at Goldman, Sachs & Co. where he worked in the global finance, corporate finance and mergers and acquisitions departments. Mr. Abell serves as the treasurer and as a director of the National Committee on United States-China Relations. Throughout his career, Mr. Abell has served as a director of a number of public, private and not-for-profit entities. Mr. Abell received a Bachelor of Arts degree from Brown University in 1979, an MBA from the Wharton School in 1986 and a Master of Arts degree in International Studies from the University of Pennsylvania in 1986.

Mr. Abell’s qualifications to serve on our board of directors include his extensive experience in public markets, corporate finance, private equity and mergers and acquisitions.

Julie J. Levenson, 57, is a member of our board of directors. Ms. Levenson is a capital markets and mergers and acquisitions advisory professional with over 35 years of experience, with particular experience in equity private placements for both private and public companies. Ms. Levenson has been a partner and co-founder at La Honda Advisors LLC, an investment bank based in Menlo Park, California, since 2012. Previously, Ms. Levenson was a senior advisor at PGP Capital Advisors from 2011 to 2012, managing director and head of the private placement group at Cowen and Company from 2007 to 2011, managing director and co-head of the private finance group at Houlihan Lokey Howard & Zukin from 2003 to 2007, senior managing director and head of the private equity placements / strategic finance group at Bear Stearns from 2003 to 2004, managing director and head of west coast / technology private placements at Merrill Lynch from 1999 to 2002, served in various positions including director in private equity placements and equity capital markets at Smith Barney and Salomon Smith Barney from 1994 to 1999, and assistant director in corporate development at Paramount Communications from 1993 to 1994. She began her investment banking career as an associate at Morgan Stanley from 1990 to 1993. Ms. Levenson received a Bachelor of Arts degree from Dartmouth College in 1984 and JD and MBA degrees from The Wharton School and the School of Law at the University of Pennsylvania in 1990.

Ms. Levenson’s qualifications to serve on our board of directors include her extensive experience in the areas of financial advisory work, corporate finance, equity capital markets and private and public equity placements.

Sabrina McKee, 52, is a member of our board of directors. Ms. McKee is currently Head of North America Strategy at Ford Motor Company (NYSE:F), which she joined in February 2017. Ms. McKee, previously Head of Mobility Strategy from February 2019 to January 2020 and Director of Investor Relations at Ford from February 2017 to February 2019, is a capital markets professional with over 20 years of experience in all aspects of the investment process, has a unique blend of sellside, buyside and corporate experience offering a comprehensive understanding of the investment process. From April 2014 to June 2016, Ms. McKee was Managing Director, Head of Equity Capital Markets at Sterne Agee CRT LLC, where she worked with public and private companies on all aspects of the capital-raising process, including special purpose acquisition companies. From 2011 to 2014, Ms. McKee worked as a Director of the Corporate Access businesses at Guggenheim Securities LLC and during 2010 she worked as an Executive Director at Morgan Stanley where she connected public and private companies to the investment community. From 2007 to 2010, Ms. McKee was Vice President at Two Sigma Investments LP, where she helped build out a successful, global, Alpha Capture business, enabling quantitative investment managers to integrate fundamental factors into quantitative stock selection models. In addition, from 2000 to 2007, Ms. McKee worked for UBS Investment Bank as an Executive Director of Equity Research Sales and Equities, from 1999 to 2000 for Schroders plc as a Senior Vice President and from 1991 to 1998 for Tucker Anthony as a Senior Vice President of Institutional Research Sales, where she covered a diverse range of large institutional investors. Ms. McKee received a Bachelor of Arts degree from William Smith College in 1989.

Ms. McKee’s qualifications to serve on our board of directors include her extensive experience in corporate finance and marketing initial business combinations for special purpose acquisition companies.

Kevin Starke, 51, is a member of our board of directors. Since 2016, Mr. Starke has been a senior analyst at Owl Creek Asset Management, L.P., a credit and equity long-short hedge fund in New York City, which is an affiliate of a member of our Sponsor. From 2008 until he joined Owl Creek Asset Management, L.P. in 2016, Mr. Starke was at CRT Capital, where he served as a senior analyst covering distressed and special situations, with an emphasis on complex situations and litigations. He previously worked at Weeden & Co. LP from 2005 to 2008, as a senior analyst focused on special situations, distressed and post-reorganization securities. Prior to Weeden, Mr. Starke served in a similar role at Imperial Capital LLC from 2004 to 2005. From 1999 to 2004, he was an analyst at Bear Stearns & Co., where he focused on small-cap special situations companies. Mr. Starke began his career in Asia, where he worked for several financial firms in Hong Kong, following a year in the Philippines on the Henry Luce Scholarship.

Mr. Starke is a Chartered Financial Analyst. Mr. Starke received a Bachelor of Arts degree from New York University in Politics in 1990 and a Master of Arts degree from Yale University in Ethics in 1992. Mr. Starke was designated as a director by Owl Creek pursuant to its agreement with James A. Graf and our Sponsor.

Mr. Starke’s qualifications to serve on our board of directors include his extensive experience in investing in SPACs, evaluating business combinations for the purposes of making private and backstop investments, and in investment situations involving complex changes to capital structures.

Corporate Governance

Number and Terms of Office of Officers and Directors

Our board of directors consists of five members. Our board is divided into three classes, with only one class of directors being elected in each year, and with each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. The term of office of the first class of directors, consisting of Sabrina McKee and Julie J. Levenson, will expire at the special meeting. The term of office of the second class of directors, consisting of Keith W. Abell and Kevin Starke, will expire at our 2021 annual meeting of stockholders. The term of office of the third class of directors, consisting of Michael Dee, will expire at our 2022 annual meeting of stockholders. Subject to any other special rights applicable to the stockholders, any vacancies on our board of directors may be filled by the affirmative vote of a majority of the directors present and voting at the meeting of our board that includes any directors representing our Sponsor then on our board, or by a majority of the holders of our common stock. Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, Vice Presidents, Secretary, Treasurer, Assistant Secretaries and such other offices as may be determined by the board of directors.

Director Independence

The listing standards of the NYSE require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that each of Keith W. Abell, Sabrina McKee and Julie J. Levenson are “independent directors” as defined in Rule 10A-3 of the Exchange Act and the rules of the NYSE. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Risk Oversight

The Board’s oversight of risk is administered directly through the Board, as a whole, or through its audit committee. Various reports and presentations regarding risk management are presented to the Board to identify and manage risk. The audit committee addresses risks that fall within the committee’s area of responsibility. For example, the audit committee is responsible for overseeing the quality and objectivity of the Company’s financial statements and the independent audit thereof. Management furnishes information regarding risk to the Board as requested.

Executive Officer and Director Compensation

None of our executive officers or directors has received any cash compensation for services rendered. We will reimburse an affiliate of the Sponsor for office space, secretarial and administrative services provided to members of our management team in an amount not to exceed $5,000 per month in the event such space and/or services are utilized and we do not pay directly for such services. Upon completion of our initial business combination or our liquidation, we will cease making these payments.

In addition, the Sponsor, executive officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf. Our audit committee reviews on a quarterly basis all payments that were made to the Sponsor, our officers or directors, or our or their affiliates. Other than these payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, will be paid to the Sponsor, executive officers and directors, or any of their respective affiliates, prior to completion of our initial business combination.

Committees of the Board of Directors

Our board of directors has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. All of the members of these three committees are comprised solely of independent directors in accordance with the rules of the NYSE and the SEC.

Audit Committee

The members of our audit committee are Keith W. Abell, Sabrina McKee and Julie J. Levenson. Keith W. Abell serves as chairman of the audit committee. Each of Ms. Levenson, Ms. McKee and Mr. Abell meet the independent director standard under the NYSE listing rules and under Rule 10A-3(b)(1) of the Exchange Act.

Each member of the audit committee is financially literate and our board of directors has determined that Keith W. Abell qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•	assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent auditor’s qualifications and independence, and (4) the performance of our internal audit function and independent auditors; the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;
•	pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures; reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;
•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations; obtaining and reviewing a report, at least annually, from the independent auditors describing (1) the independent auditor’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•	meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and
•	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

The members of our Compensation Committee are Keith W. Abell and Sabrina McKee. Sabrina McKee serves as chairman of the compensation committee, each of whom is independent.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;
•	reviewing and making recommendations to our board of directors with respect to the compensation, and any incentive-compensation and equity-based plans that are subject to board approval of all of our other officers;
•	reviewing our executive compensation policies and plans;
•	implementing and administering our incentive compensation equity-based remuneration plans; assisting management in complying with our proxy statement and annual report disclosure requirements;
•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;
•	producing a report on executive compensation to be included in our annual proxy statement; and reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors. Notwithstanding the foregoing, as indicated above, other than the reimbursement to an affiliate of our Sponsor of up to $5,000 per month, for up to 18 months, for office space, utilities and secretarial and administrative support and reimbursement of expenses, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination.

Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the NYSE and the SEC.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance are Keith W. Abell and Sabrina McKee. Sabrina McKee serves as chair of the nominating and corporate governance committee, each of whom is independent.

We have adopted a nominating and corporate governance committee charter, which details the purpose and responsibilities of the nominating and corporate governance committee, including:

•	identifying, screening and reviewing individuals qualified to serve as directors, consistent with criteria approved by the board, and recommending to the board of directors candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the board of directors;
•	developing and recommending to the board of directors and overseeing implementation of our corporate governance guidelines;
•	coordinating and overseeing the annual self-evaluation of the board of directors, its committees, individual directors and management in the governance of the company; and
•	reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The charter also provides that the nominating and corporate governance committee may, in its sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and will be directly responsible for approving the search firm’s fees and other retention terms.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Committee Membership, Meetings and Attendance

During the year ended December 31, 2019:

•	our Board held one meeting;

•	our audit committee held one meeting;

•	our compensation committee held no meetings; and

•	our nominating and corporate governance committee held one meeting.

Each of our incumbent directors attended or participated in at least 75% of the meetings of the respective committees of which he is a member held during the period such incumbent director was a director during the year ended December 31, 2019.

We encourage all of our directors to attend our annual meetings of stockholders. This special meeting will be in lieu of our first annual meeting of stockholders.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics applicable to our directors, officers and employees. We filed a copy of our Code of Business Conduct and Ethics as an exhibit to the registration statement in connection with our initial public offering. You are able to review this document by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Business Conduct and Ethics and the charters of the committees of our board of directors can be provided without charge upon request from us in writing at 118 Vintage Park Blvd., Suite W-222, Houston, Texas or by telephone at (281) 515-3517. If we make any amendments to our Code of Business Conduct and Ethics other than technical, administrative or other non-substantive amendments, or grant any waiver, including any implicit waiver, from a provision of the Code of Business Conduct and Ethics applicable to our principal executive officer, principal financial officer principal accounting officer or controller or persons performing similar functions requiring disclosure under applicable SEC or NYSE rules, we will disclose the nature of such amendment or waiver on our website. The information included on our website is not incorporated by reference into this proxy statement or in any other report or document we file with the SEC, and any references to our website are intended to be inactive textual references only.

Audit Committee Report

Our audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Audit Standard No. 16,

“Communications with Audit Committees,” referred to as PCAOB Audit Standard No. 16. Additionally, our audit committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, our audit committee recommended to our Board that the audited financial statements be included in our annual report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors

Keith W. Abell (Chair)

Sabrina McKee

Julie J. Levenson

Involvement in Certain Legal Proceedings

To the knowledge of the Company, during the last ten years, none of the Company’s directors, executive officers and nominees has:

•	had a petition filed under the bankruptcy or insolvency laws, or had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in respect of a company in which the director, executive officer or nominee of the Company was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses;

•	been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

•	been found by a court of competent jurisdiction in a civil action, the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated; or

•	been the subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section l(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Material Proceedings

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or any of our officers or directors in their corporate capacity.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, we believe that during the year ended December 31, 2019, Michael Dee filed one late report.

Procedures for Contacting Directors

Our Board has established a process for stockholders to send communications to our Board. Stockholders may communicate with our Board generally or a specific director at any time by writing to 118 Vintage Park Blvd., Suite W-222, Houston, Texas 77070 Attn: Secretary. We will review all messages received, and forward any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to our Board. Communications are sent as soon as practicable to the director to whom they are addressed. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to our Board.

Conflicts of Interest

Our officers have agreed to present to us all target business opportunities that have a fair market value of at least 80% of the assets held in the trust account (net of amounts disbursed to management for working capital purposes, if permitted, and excluding the amount of any deferred underwriting commissions) prior to presenting them to any other entity, subject to any fiduciary or contractual obligations they may have. The members of our management team are not otherwise obligated to present us with any opportunity for a potential business combination of which they become aware, unless presented to such member solely in his or her capacity as a director or officer of the company. Our second amended and restated certificate of incorporation provides that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue, and to the extent the director or officer is permitted to refer that opportunity to us without violating another legal obligation.

Potential investors should also be aware of the following other potential conflicts of interest:

•	None of our officers or directors is required to commit his or her full time to our affairs and, accordingly, may have conflicts of interest in allocating his or her time among various business activities. Mr. Graf will focus substantially all of his professional time on the Company.
•	In the course of their other business activities, our officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to us as well as the other entities with which they are affiliated. Our management may have conflicts of interest in determining to which entity a particular business opportunity should be presented.
•	Our initial stockholders have agreed to waive their redemption rights with respect to any founder shares and any public shares held by them in connection with the consummation of our initial business combination. Additionally, our initial stockholders have agreed to waive their redemption rights with respect to any founder shares held by them if we fail to consummate our initial business combination within 18 months after the closing of our initial public offering. If we do not complete our initial business combination within such applicable time period, the proceeds of the sale of the private placement warrants held in the trust account will be used to fund the redemption of our public shares, and the private placement warrants will expire worthless. With certain limited exceptions, the founder shares will not be transferable, assignable by our Sponsor until the earlier of: (A) one year after the completion of our initial business combination or

(B) subsequent to our initial business combination, (x) if the last sale price of our common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (y) the date on which we complete a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property. With certain limited exceptions, the private placement warrants and the common stock underlying such warrants, will not be transferable, assignable or saleable by our Sponsor or its permitted transferees until 30 days after the completion of our initial business combination. Since our Sponsor and officers and directors may directly or indirectly own common stock and warrants, our officers and directors may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate our initial business combination.

•	Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination.
•	Our Sponsor, officers or directors may have a conflict of interest with respect to evaluating a business combination and financing arrangements as we may obtain loans from our Sponsor or an affiliate of our Sponsor or any of our officers or directors to finance transaction costs in connection with an intended initial business combination. Up to $1,500,000 of such working capital loans may be convertible into additional warrants at a price of $0.75 per warrant at the option of the lender. Such warrants would be identical to the private placement warrants, including as to exercisability and exercise price.
•	Our Sponsor is owned by James A. Graf, Michael Dee, Owl Creek and certain other investors with longstanding relationships with Mr. Graf. In his capacity as the manager of our Sponsor, Mr. Graf has agreed to take certain actions on behalf of the Sponsor for the benefit of its members which may result in conflicts of interest. These actions include Mr. Graf’s agreement to provide Owl Creek with the right to consent to any potential initial business combination, representation on our current board of directors, ongoing information relating to our search for an initial business combination, and the option to participate in any equity investments relating to or at the time of our initial business combination.

The conflicts described above may not be resolved in our favor.

In general, officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if:

•	the corporation could financially undertake the opportunity;
•	the opportunity is within the corporation’s line of business; and
•	it would not be fair to our company and its stockholders for the opportunity not to be brought to the attention of the corporation.

Accordingly, as a result of multiple business affiliations, our officers and directors may have similar legal obligations relating to presenting business opportunities meeting the above-listed criteria to multiple entities. Our officers and directors currently have certain relevant fiduciary duties or contractual obligations to such other entities (as well as to us). Our officers have also agreed not to participate in the formation of, or become an officer or director of, any other special purpose acquisition company with a class of securities intended to be registered under the Exchange Act which has publicly filed a registration statement with the SEC until we have entered into a definitive agreement regarding our initial business combination or we have failed to complete our initial business combination within the required time period. Our second amended and restated certificate of incorporation provides that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue, and to the extent the director or officer is permitted to refer that opportunity to us without violating another legal obligation.

Below is a table summarizing the entities to which our executive officers and directors currently have fiduciary duties or contractual obligations:

INDIVIDUAL	ENTITY	ENTITY’S BUSINESS	AFFILIATION
James A. Graf	PSI Capital Inc.	Venture Capital	Chief Executive
Keith W. Abell	FGL Holdings Sungate Properties, LLC	Insurance Real Estate Investment	Director Founder
Sabrina McKee	Ford Motor Company	Automobiles	Head of Mobility Strategy
Kevin Starke	Owl Creek Asset Management, L.P.	Hedge Fund	Senior Analyst
Michael Dee	None
Julie J. Levenson	La Honda Advisors LLC	Investment Bank	Partner and Co-Founder

Accordingly, if any of the above executive officers or directors becomes aware of a business combination opportunity which is suitable for any of the above entities to which he or she has current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such entity, and only present it to us if such entity rejects the opportunity.

We are not prohibited from pursuing an initial business combination with a company that is affiliated with our Sponsor, officers or directors. In the event we seek to complete our initial business combination with such a company, we, or a committee of independent directors, would obtain an opinion from an independent investment banking firm, or from an independent valuation or appraisal firm that regularly prepares fairness opinions, that such an initial business combination is fair to our company from a financial point of view.

In the event that we submit our initial business combination to our public stockholders for a vote, pursuant to the letter agreement, our Sponsor, officers and directors have agreed to vote any founder shares held by them and any public shares purchased during or after the offering (including in open market and privately negotiated transactions) in favor of our initial business combination.

Limitation on Liability and Indemnification of Officers and Directors

Our second amended and restated certificate of incorporation provides that our officers and directors will be indemnified by us to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended. In addition, our second amended and restated certificate of incorporation provides that our directors will not be personally liable for monetary damages to us or our stockholders for breaches of their fiduciary duty as directors, unless they violated their duty of loyalty to us or our stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived an improper personal benefit from their actions as directors.

We have entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our second amended and restated certificate of incorporation. Our bylaws permit us to secure insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. We have purchased a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.

We believe that these provisions, the directors’ and officers’ liability insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Founder Shares

On June 26, 2018, we issued an aggregate of 8,625,000 founder shares to our Sponsor for an aggregate purchase price of $25,000, or approximately $0.003 per share. On September 13, 2018, our Sponsor returned to us, at no cost, 2,156,250 shares of common stock, which we cancelled, resulting in our Sponsor holding 6,468,750 founder shares. On October 9, 2018, our Sponsor transferred 25,000 founder shares at the same per-share price paid by our Sponsor to each of Keith Abell and Sabrina McKee, two of our directors (then-director nominees), resulting in our Sponsor holding 6,418,750 founder shares. In addition, on October 17, 2019, our Sponsor transferred 18,000 founder shares to Julie J. Levenson, one of our directors, resulting in our Sponsor holding 6,026,128 founder shares. The number of founder shares issued was determined based on the expectation that such founder shares would represent 20% of the outstanding shares. 374,622 founder shares were forfeited by our Sponsor when the underwriters’ over-allotment option was not exercised in full. The founder shares may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

The initial stockholders have agreed to (i) waive their redemption rights with respect to their founder shares and public shares in connection with the completion of our initial business combination, (ii) waive their redemption rights with respect to their founder shares and public shares in connection with a stockholder vote to approve an amendment to our second amended and restated certificate of incorporation to modify the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our initial business combination within 18 months from the closing of the initial public offering or to provide for redemption in connection with a business combination and (iii) waive their rights to liquidating distributions from the trust account with respect to their founder shares if we fail to complete our initial business combination within 18 months from the closing of the initial public offering, although they will be entitled to liquidating distributions from the trust account with respect to any public shares they hold if we fail to complete our initial business combination within the prescribed time frame.

Private Placement Warrants

Concurrently with the closing of the initial public offering, our Sponsor purchased an aggregate of 13,400,000 private placement warrants at a price of $0.50 per warrant for an aggregate purchase price of $6,700,000 in a private placement. On October 25, 2018, simultaneously with the sale of the over-allotment units, we consummated a private sale of an additional 750,605 placement warrants to the Sponsor at a price of $0.50 per warrant, generating gross proceeds of approximately $375,302. Each private placement warrant has the same terms as our public warrants. The private placement warrants (including the shares of common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

Related Party Loans

In addition, in order to finance transaction costs in connection with an intended initial business combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such working capital loans may be convertible into additional warrants at a price of $0.75 per warrant at the option of the lender. Such warrants would be identical to the private placement warrants, including as to exercisability and exercise price. The terms of such working capital loans by our Sponsor or its affiliates, or our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our Sponsor or an affiliate of our Sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

Administrative Services Agreement

We have agreed to reimburse an affiliate of our Sponsor up to $5,000 per month for office space, utilities and secretarial and administrative support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly reimbursements.

Related Party Policy

Prior to the consummation of our IPO, we adopted a code of ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our board of directors (or the appropriate committee of our board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the Company.

In addition, our audit committee, pursuant to a written charter that we adopted prior to the consummation of our IPO, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present is required in order to approve a related party transaction. A majority of the members of the entire audit committee constitutes a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee is required to approve a related party transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fees for professional services provided by our independent registered public accounting firm for the last fiscal year include:

	For the Year ended December 31, 2019	Period from June 26, 2018 (inception) to December 31, 2018
Audit Fees(1)	$68,000	$78,000
Audit-Related Fees(2)	$—	$—
Tax Fees(3)	$4,500	$—
All Other Fees(4)	$—	$—
Total	$72,500	$78,000

(1)	Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.

(2)	Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(3)	Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice.

(4)	All other fees consist of fees billed for all other services.

Policy on Board Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Auditors

The audit committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. In recognition of this responsibility, the audit committee shall review and, in its sole discretion, pre-approve all audit and permitted non-audit services to be provided by the independent auditors as provided under the audit committee charter.

Our audit committee has approved all of the services rendered by WithumSmith+Brown, PC for the period from June 26, 2018 (inception) to December 31, 2018 and for the fiscal year 2019.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Background

On October 18, 2018, we consummated our IPO of 22,500,000 units at a price of $10.00 per unit (the “units”) generating gross proceeds of $225,000,000 before underwriting discounts and expenses. Each unit consists of one share of the Company’s Common stock and one redeemable warrant (the “public warrants”). Each public warrant entitles the holder thereof to purchase one share of common stock at a price of $11.50 per share. On October 18, 2018, simultaneously with the consummation of our IPO, we completed the private sale of 14,150,605 warrants (the “private placement warrants”) at a price of $0.50 per private placement warrant, in a private placement to the Sponsor, generating gross proceeds of $7,080,000. On October 25, 2018, the Company consummated the closing of the sale of 1,876,512 additional units upon receiving notice of the underwriters’ election to partially exercise their overallotment option (the “Over-allotment”), generating additional gross proceeds of approximately $18.8 million, and incurred additional underwriting commissions of approximately $0.4 million

The Extension Amendment

We are proposing to amend our charter to extend the date by we have to consummate a business combination to the Extended Date. Approval of the Extension Amendment is a condition to the implementation of the Extension. A copy of the proposed amendment to our charter is attached to this proxy statement as Annex A.

Reasons for the Proposal

The charter provides that the Company has until April 18, 2020 to complete a business combination. Despite our best efforts in searching for a potential target business, our Board believes that there will not be sufficient time before April 18, 2020 to complete a business combination. The charter states that if the Company’s stockholders approve an amendment to the charter (i) to modify the substance or timing of its obligation to redeem 100% of the public shares if it does not complete an initial business combination by April 18, 2020 or (ii) with respect to any other provision relating to stockholders’ rights or pre-business combination activity, the Company will provide its public stockholders with the opportunity to redeem their public shares upon such approval, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares. Because the Company will not be able to complete an initial business combination by April 18, 2020, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond April 18, 2020 to the Extended Date. If the Extension Amendment is approved, the Company expects to seek stockholder approval of an initial business combination.

The Company is not asking you to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares, in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

The charter provides that if the Company’s stockholders approve an amendment to the charter (i) to modify the substance or timing of its obligation to redeem 100% of the public shares if it does not complete an initial business combination by April 18, 2020 or (ii) with respect to any other provision relating to stockholders’ rights or pre-business combination activity, the Company will provide its public stockholders with the opportunity to redeem their public shares upon such approval, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe that, given the Company’s expenditure of time, effort and money on pursuing an initial business combination, circumstances warrant providing stockholders an opportunity to consider a transaction.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by April 18, 2020, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The Sponsor and the Company’s officers and directors waived their rights to participate in any liquidation distribution with respect to any founder shares held by them. In addition, there will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by April 18, 2020. The Company will pay the costs of liquidation from its remaining assets outside of the trust account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, common stock and warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to stockholders and the right to redeem your public shares for cash from the Trust Account in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the $248,988,147 that was in the Trust Account as of December 31, 2019. However, we will not proceed with the Extension if the number of redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment proposal.

If the Extension Amendment Proposal is approved, the Sponsor will continue to receive payments from the Company of up to $5,000 per month for the provision of office space, utilities and secretarial and administrative support as may be reasonably required by the Company until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation pursuant to the terms of the Administrative Support Agreement.

Redemption Rights

In connection with the approval of the Extension Amendment Proposal each public stockholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON APRIL 14, 2020. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and Election.

Pursuant to the charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)	(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)	prior to 5:00 p.m., Eastern Time, on April 14, 2020, (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent (the “transfer agent”), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Amendment Proposal.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares. Based on the amount in the trust account as of December 31, 2019, this would amount to approximately $10.21 per share. The closing price of the common stock on March 13, 2020, the most recent closing price, was $10.16.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to the vote on the Extension Amendment. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Material U.S. Federal Income Tax Consequences

The following discussion is a general summary of certain material U.S. federal income tax consequences to the Company’s stockholders with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change, possibly with retroactive effect, and to varying interpretations, which could result in U.S. federal income tax consequences different from those described below. This discussion does not address the tax consequences to stockholders under any state, local, or non-U.S. tax laws or any other U.S. federal tax, including the alternative minimum tax provisions of the Code and the net investment income tax.

This discussion applies only to stockholders of the Company who are “United States persons,” as defined in the Code and who hold their shares as a “capital asset,” as defined in the Code. A stockholder is a United States person for U.S. federal income tax purposes if such stockholder is (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that was created or organized in the U.S. or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. holders have the authority to control all substantial decisions of the trust, or (b) such trust has in effect a valid election to be treated as a United States person.

This discussion does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to certain types of stockholders subject to special treatment under the Code, including, without limitation, regulated investment companies, real estate investment trusts, controlled foreign corporations, passive foreign investment companies, cooperatives, banks and certain other financial institutions, insurance companies, tax exempt organizations, retirement plans, stockholders that are, or hold shares through, partnerships or other pass through entities for U.S. federal income tax purposes, United States persons whose functional currency is not the U.S. dollar, dealers in securities or foreign currency, traders that mark to market their securities, certain former citizens and long-term residents of the United States, and stockholders holding Company shares as a part of a straddle, hedging, constructive sale or conversion transaction.

If a partnership is a stockholder, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Partners should consult their own tax advisors regarding the specific tax consequences to them of their partnership making the Election.

No legal opinion of any kind has been or will be sought or obtained regarding the U.S. federal income tax or any other tax consequences of making or not making the Election. In addition, the following discussion is not binding on the U.S. Internal Revenue Service (“IRS”) or any other taxing authority, and no ruling has been or will be sought or obtained from the IRS or other taxing authority with respect to any of the U.S. federal income tax consequences or any other tax consequences that may arise in connection with the Election. There can be no assurance that the IRS or other taxing authority will not challenge any of the general statements made in this summary or that a U.S. court or other judicial body would not sustain such a challenge.

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Federal Income Tax Treatment of Non-Electing Stockholders

A stockholder who does not make the Election (including any stockholder who votes in favor of the Extension Amendment) will continue to own his or her shares and warrants, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Extension Amendment.

U.S. Federal Income Tax Treatment of Electing Stockholders

A stockholder who makes the Election will receive cash in exchange for the tendered shares, and will be considered for U.S. federal income tax purposes either to have made a sale of the tendered shares (a “Sale”), or will considered to have received a distribution with respect to his shares (a “Distribution”) that may be treated as (i) dividend income, (ii) or a nontaxable recovery of basis in his investment in the tendered shares, or (iii) gain (but not loss) as if the shares with respect to which the Distribution was made had been sold.

If a redemption of shares is treated as a Sale, the stockholder will recognize gain or loss equal to the difference between the amount of cash received in the redemption and the stockholder’s adjusted tax basis in the redeemed shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the redeemed shares exceeds one year as of the date of the redemption. A stockholder’s adjusted tax basis in the redeemed shares generally will equal the stockholder’s acquisition cost for those shares. If the holder purchased an investment unit consisting of both shares and warrants, the cost of such unit must be allocated between the shares and warrants that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of shares owned by a stockholder. Depending upon a stockholder’s particular circumstances, a stockholder may be able to designate which blocks of stock are redeemed in connection with the Extension Amendment.

A redemption will be treated as a Sale with respect to a stockholder if the redemption of the stockholder’s shares (i) results in a “complete termination” of the stockholder’s interest in the Company, (ii) is “substantially disproportionate” with respect to the stockholder or (iii) is “not essentially equivalent to a dividend” with respect to such stockholder. In determining whether any of these tests has been met, each stockholder must consider not only shares actually owned but also shares deemed to be owned by reason of applicable constructive ownership rules. A stockholder may be considered to constructively own shares that are actually owned by certain related individuals or entities. In addition, a right to acquire shares pursuant to an option causes the covered shares to be constructively owned by the holder of the option. Accordingly, any stockholder who has tendered all of his actually owned shares for redemption but continues to hold warrants after the redemption will generally not be considered to have experienced a complete termination.

In general, a distribution to a stockholder in redemption of shares will qualify as “substantially disproportionate” only if the percentage of the Company’s shares that are owned by the stockholder (actually and constructively) after the redemption is less than 80% of the percentage of outstanding Company shares owned by such stockholder before the redemption. Whether the redemption will result in a more than 20% reduction in a stockholder’s percentage interest in the Company will depend on the particular facts and circumstances, including the number of other tendering stockholders that are redeemed pursuant to the Election.

Even if the redemption of a stockholder’s shares in connection with the Extension Amendment is not treated as a Sale under either the “complete redemption” test or the “substantially disproportionate” test described above, the redemption may nevertheless be treated as a Sale of the shares (rather than as a Distribution) if the effect of the redemption is “not essentially equivalent to a dividend” with respect to that stockholder. A redemption will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the stockholder’s equity interest in the Company. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over and does not participate in the management of our corporate affairs may constitute such a meaningful reduction. However, the applicability of this ruling is uncertain and stockholders who do not qualify for Sale treatment under either of the other two tests should consult their own tax advisors regarding the potential application of the “not essentially equivalent to a dividend” test to their particular situations.

If none of the tests for Sale treatment are met with respect to a stockholder, amounts received in exchange for the stockholder’s redeemed shares will be taxable to the stockholder as a “dividend” to the extent of such stockholder’s ratable share of the Company’s current and accumulated earnings and profits. Although it is believed that the Company presently has no material accumulated earnings and profits, it will not be possible to definitely determine whether the Company will have, as of the end of its taxable year, any current earnings. If there are no current or accumulated earnings or the amount of the Distribution to the stockholder exceeds his share of earnings and profits, the excess of redemption proceeds over any portion that is taxable as a dividend will be treated as a non-taxable return of capital to the stockholder (to the extent of the stockholder’s adjusted tax basis in the redeemed shares). Any amounts received in the Distribution in excess of the stockholder’s adjusted tax basis in the redeemed shares will constitute taxable gain of the same character as if the shares had been transferred in a Sale, and thus will result in recognition of capital gain to the extent of such excess. If the amounts received by a tendering stockholder are required to be treated as a “dividend,” the tax basis in the shares that were redeemed (after an adjustment for non-taxable return of capital discussed above) will be transferred to any remaining shares held by such stockholder. If the redemption is treated as a dividend but the stockholder has not retained any actually owned shares, the stockholder should consult his own tax advisor regarding possible allocation of the basis in the redeemed shares to other interests in the Company.

Information Reporting and Back-up Withholding

In general, in the case of stockholders other than certain exempt holders, payors are required to report to the IRS the gross proceeds from the redemption of shares in connection with the Extension Amendment. U.S. federal income tax laws require that, in order to avoid potential backup withholding in respect of certain “reportable payments”, each tendering stockholder (or other payee) must either (i) provide to the Company such stockholder’s correct taxpayer identification number (“TIN”) (or certify under penalty of perjury that such stockholder is awaiting a TIN) and certify that (A) such stockholder has not been notified by the IRS that such stockholder is subject to backup withholding as a result of a failure to report all interest and dividends or (B) the IRS has notified such stockholder that such stockholder is no longer subject to backup withholding, or (ii) provide an adequate basis for exemption. Each tendering stockholder that is a United States person is required to make such certifications by providing the Company a signed copy of Form W-9. Exempt tendering stockholders are not subject to backup withholding and reporting requirements, but will be required to certify their exemption from backup withholding on an applicable form. If the Company is not provided with the correct TIN or an adequate basis for exemption, the relevant tendering stockholder may be subject to a $50 penalty imposed by the IRS, and any “reportable payments” made to such stockholder pursuant to the redemption will be subject to backup withholding in an amount equal to 24% of such “reportable payments.” Amounts withheld, if any, are generally not an additional tax and may be refunded or credited against the stockholder’s U.S. federal income tax liability, provided that the stockholder timely furnishes the required information to the IRS.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment

Required Vote

Approval of the Extension Amendment Proposal requires the affirmative vote of 65% of the outstanding shares of common stock entitled to vote thereon at the special meeting. If the Extension Amendment is not approved, the Extension Amendment will not be implemented and the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay its income taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

All of the Company’s directors, officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment. On the record date, the Sponsor and the Company’s officers and directors beneficially owned and were entitled to vote an aggregate of 6,144,146 shares of common stock (including 6,094,128 founder shares), which represents 20.2% of the Company’s issued and outstanding common stock.

In addition, the Sponsor and the Company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment. None of the Company’s Sponsor, director, officers, advisors or their affiliates may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	If the Extension Amendment is not approved and we do not consummate a business combination by April 18, 2020, the 6,094,128 founder shares held by the Sponsor and the Company’s officers and directors will be worthless (as they have waived their liquidation rights with respect to such shares), as will the 14,150,605 private placement warrants held by the Sponsor (as they will expire worthless). Such common stock and warrants had an aggregate market value of approximately $64 million based on the closing price of $10.16 and $0.15, respectively, on the New York Stock Exchange (“NYSE”) on March 13, 2020. James A. Graf is the managing member of the Sponsor and shares voting and investment discretion with respect to the common stock held by the Sponsor;

•	In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of any third party for services rendered or products sold to the company or target businesses with which the Company has entered into certain agreements;

•	All rights specified in the charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•	None of the Company’s officers or directors has received any cash compensation for services rendered to the Company. All of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any potential business combination and receive compensation thereafter; and

•	The Sponsor, the Company’s officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate the business combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a business combination is not completed.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal.

Our Board recommends that you vote “FOR” the Extension Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

PROPOSAL NO. 2 — THE DIRECTOR ELECTION PROPOSAL

Our board is divided into three classes, with only one class of directors being elected in each year, and with each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. Our Board now consists of five directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers.”

Ms. Julie J. Levenson and Ms. Sabrina McKee are nominated for election at this special meeting of stockholders as Class I directors, each to hold office until the annual meeting of shareholders in 2023, or until their successors are elected and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as directors of the nominees unless the nominees shall be unavailable, in which case such shares will be voted for a substitute nominee designated by our Board. We have no reason to believe either nominee will be unavailable or, if elected, will decline to serve.

Nominee Biographies

For biographies of the director nominees, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers.”

Required Vote

The election of each of the director nominees pursuant to the Director Election Proposal, assuming a quorum is present, requires the affirmative vote of the holders of a plurality of the outstanding shares of common stock who, being present in person or by proxy and entitled to vote at the special meeting on the election of directors, vote at the special meeting. This means that a director nominee will be elected if such director receives more affirmative votes than any other nominee for the same position. Votes marked “FOR” a nominee will be counted in favor of such nominee. Failure to vote by proxy or to vote in person at the special meeting and abstentions will have no effect on the vote since a plurality of the votes cast is required for the election of the director nominee. Cumulative voting is not permitted in the election of directors.

Recommendation

Our Board recommends that you vote “FOR” each of the director nominees.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment.

Required Vote

Approval of the Adjournment Proposal requires the affirmative vote for the proposal by the holders of a majority of the shares of common stock who, being present and entitled to vote at the special meeting, vote at the special meeting.

Recommendation

Our Board recommends that you vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of March 13, 2020, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;
•	each of our executive officers and directors; and
•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect beneficial ownership of the public warrants or private placement warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

We have based our calculation of the percentage of beneficial ownership on 30,470,640 shares of our common stock issued and outstanding on March 13, 2020.

NAME AND ADDRESS OF BENEFICIAL OWNER(1)	NUMBER OF SHARES BENEFICIALLY OWNED	APPROXIMATE PERCENTAGE OF OUTSTANDING COMMON STOCK
Graf Acquisition LLC(2)(3)	6,026,128	19.8%
James A. Graf(2)(3)	6,026,128	19.8%
OC Opportunities Fund II, L.P.(2)(3)(4)	6,026,128	19.8%
Magnetar Financial LLC(5)	2,525,000	8.3%
Omni Partners LLP(6)	2,287,893	7.51%
OxFORD Asset Management LLP(7)	1,810,000	5.9%
Periscope Capital, Inc.(8)	1,724,200	5.7%
Lighthouse Investment Partners LLC (9)	1,668, 295	5.48%

Karpus Management Inc. (10)	1,537, 975	5.1%
Michael Dee(11)	50,018	*
Keith W. Abell(2)	25,000	*
Julie J. Levenson(2)	18,000	*
Sabrina McKee(2)	25,000	*
Kevin Starke(12)	—	—
All executive officers and directors as a group (6 individuals)	6,144,146	20.2%

*Less than 1%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Graf Industrial Corp., 118 Vintage Park Blvd., Suite W-222, Houston, Texas 77070.

(2)	Interests shown consist solely of founder shares.

(3)	Represents shares held by Graf Acquisition LLC, our Sponsor. James A. Graf, our CEO, is the managing member of our Sponsor and shares voting and investment discretion with OC Opportunities Fund II, L.P. (“Owl Creek”) with respect to the common stock held by our Sponsor. Each of Mr. Graf and Owl Creek may be deemed to have beneficial ownership of the common stock held directly by our Sponsor. Each of Mr. Graf and Owl Creek disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he or it may have therein, directly or indirectly.

(4)	The business address of OC Opportunities Fund II, L.P. is c/o Owl Creek Advisors, LLC, 640 Fifth Avenue, 20th Floor, New York, New York 10019.

(5)	According to a Schedule 13G filed with the SEC on February 14, 2019, Magnetar Financial LLC, Magnetar Capital Partners LP, Supernova Management LLC and Alec N. Litowitz share voting and dispositive power over 2,525,000 shares of the Company’s common stock. The business address of these reporting persons is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

(6)	According to a Schedule 13G/A filed with the SEC on February 24, 2020, Omni Partners LLP owns 2,287,893 shares of the Company’s common stock. The business address of this reporting person is 7 Air Street, London W1B 5AD, United Kingdom.

(7)	According to a Schedule 13G filed with the SEC on February 13, 2019, OxFORD Asset Management LLP has sole voting and dispositive power over 1,810,000 shares of the Company’s common stock. The business address of this reporting person is 6 George Street, Oxford, United Kingdom, OX12BW.

(8)	According to a Schedule 13G filed with the SEC on February 14, 2020, Periscope Capital, Inc., has voting and dispositive power over 1,724,200 shares of the Company’s common stock. The business address of this reporting person is 333 Bay Street, Suite 1240, Toronto, Ontario, Canada M5H 2R2.

(9)	According to a Schedule 13G filed with the SEC on February 6, 2020, Lighthouse Investment Partners LLC and LHP Ireland Fund Management Limited share voting and dispositive power over 1,668,295 shares of the Company’s common stock held directly by various funds for which they serve as managers. The business addresses of these reporting persons are 3801 PGA Boulevard, Suite 500, Palm Beach Gardens, Florida 33410 and 32 Molesworth Street, Dublin, D02 Y512, Ireland, respectively.

(10)	According to a Schedule 13G filed with the SEC on February 14, 2020, Karpus Management, Inc. has sole voting and dispositive power over 1,537,975 shares of the Company’s common stock. The business address of this reporting person is 183 Sully's Trail, Pittsford, New York 14534.

(11)	Mr. Dee is a member of our Sponsor. Mr. Dee disclaims any beneficial ownership of any shares held by the Sponsor.

(12)	Mr. Starke is employed by Owl Creek Asset Management, L.P., which is an affiliate of Owl Creek, a member of our Sponsor. Mr. Starke disclaims any beneficial ownership of the shares held by our Sponsor.

STOCKHOLDER PROPOSALS

In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, our bylaws provide that the stockholder must give timely notice in proper written form to our secretary and such business must otherwise be a proper matter for stockholder action. Such notice, to be timely, must be received at least 90 days, but no more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders for the annual meeting; provided that in the event that the annual meeting is called for a date that is not within 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day before the meeting and not later than the later of (A) the close of business on the 90th day before the meeting or (B) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 118 Vintage Park Blvd., Suite W-222, Houston Texas, 77070, Attn: Secretary.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as amended. The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment by contacting us at the following address, telephone number or facsimile number:

Graf Industrial Corp.

117 Vintage Park Blvd., Suite W-222

Houston, Texas 77070

Attn: James A. Graf and Michael Dee

Telephone: (281) 515-3517

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)

Email: GRAF.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than April 11, 2020.

ANNEX A

PROPOSED AMENDMENT TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF GRAF INDUSTRIAL CORP. CORPORATION

Pursuant to Section 245 of the
Delaware General Corporation Law

April [__],2020

The undersigned, being a duly authorized officer of Graf Industrial Corp. (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is “Graf Industrial Corp.”.

2.	The Corporation’s original certificate of incorporation was filed with the Secretary of State of the State of Delaware on June 28, 2018. An amended and restated certificate of incorporation was filed with the Secretary of State of the State of Delaware on July 18, 2018. A second amended and restated certificate of incorporation (the “Second Amended and Restated Certificate”) was filed with the State of Delaware on October 15, 2018.

3.	This Amendment to the Second Amended and Restated Certificate (this “Amendment”) amends the Second Amended and Restated Certificate.

4.	This Amendment was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Sections 242 and 245 the General Corporation Law of the State of Delaware.

5.	This Amendment shall become effective on the date of filing with the Secretary of State of the State of Delaware.

6.	The text of Section 9.1(b) of the Second Amended and Restated Certificate is hereby amended and restated to read in full as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission on September 18, 2018, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay franchise and income taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by July 31, 2020 and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of the Second Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of common stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

7.	The text of Section 9.2(c) of the Second Amended and Restated Certificate is hereby amended and restated to read in full as follows:

“(d) In the event that the Corporation has not consummated an initial Business Combination by July 31, 2020, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”

8.	The text of Section 9.7 of the Second Amended and Restated Certificate is hereby amended and restated to read in full as follows:

“Section 9.7. Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(c) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by July 31, 2020 or to provide for redemption in connection with an initial Business Combination, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes, divided by the number of then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.”

IN WITNESS WHEREOF, Graf Industrial Corp. has caused this Amendment to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

GRAF INDUSTRIAL CORP.

By:
Name:
Title:

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION GRAF INDUSTRIAL CORP. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING IN LIEU OF THE 2020 ANNUAL MEETING TO BE HELD ON APRIL 16, 2020 The undersigned hereby appoints James A. Graf and Michael Dee (together, the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote the shares that the undersigned is entitled to vote at the special meeting in lieu of the 2020 annual meeting (the “special meeting”) of shareholders of Graf Industrial Corp. ("GRAF"), to be held at 10:00 a.m., local time, on Thursday, April 16, 2020, at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166, and at any adjournments and/or postponements thereof. Such shares shall be voted as indicated with respect to the proposals listed and in the Proxies’ discretion on such other matters as may properly come before the special meeting or any adjournment or postponement thereof. The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL PRESENTED TO SHAREHOLDERS. PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed below) Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement are available at: https://www.cstproxy.com/grafindustrialcorp/sm2020 P R O X Y 1) Amend (the “Extension Amendment”) the Company’s second amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “business combination”) from April 18, 2020 to July 31, 2020 (the “Extension,” and such date, the “Extended Date”) (“the Extension Amendment Proposal”); 2) Elect Julie J. Levenson and Sabrina McKee to serve as Class I directors on the Company’s board of directors (the “Board”) until the 2023 meeting of stockholders or until their successors are elected and qualified (the “Director Election Proposal”); and X Please mark vote as indicated in this example 3) Approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal (the “Adjournment Proposal”). FOR ALL WITHHOLD ALL FOR ALL EXCEPT FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED Date: , 2020 Shareholder’s Signature Shareholder’s Signature NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. The shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned hareholder(s). If no direction is made, this proxy will be voted “FOR” each director nominee and proposal presented to shareholders. If any other matters properly come before the general meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion. The Board of Directors recommends a vote “FOR” proposals 1, 2 and 3. To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominees on the line below. _____________________________________